UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22938

Cohen & Steers Active Commodities Strategy Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	April 30

Date of reporting period:	January 31, 2017

Item 1. Schedule of Investments

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

January 31, 2017 (Unaudited)

	Number of Shares	Value
SHORT-TERM INVESTMENTS 72.5%
MONEY MARKET FUNDS 10.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.42%(a),(b)	1,000,000	$1,000,000

		Principal Amount

U.S. TREASURY BILLS 61.7%
U.S. Treasury Bills, 0.46%, due 4/20/17(c)		$4,400,000	4,395,446
U.S. Treasury Bills, 0.45%, due 2/9/17(b),(c),(d)		850,000	849,916
U.S. Treasury Bills, 0.46%, due 3/2/17(b),(c)		460,000	459,829
			5,705,191

TOTAL INVESTMENTS (Identified cost—$6,705,408)	72.5%		6,705,191
OTHER ASSETS IN EXCESS OF LIABILITIES(e)	27.5		2,541,959
NET ASSETS	100.0%		$9,247,150

Note: Percentages indicated are based on the net assets of the Fund.

(a) Rate quoted represents the annualized seven-day yield of the fund.

(b) All or a portion of this security is held by Cohen & Steers Active Commodities Strategy Ltd., a wholly-owned subsidiary (the Subsidiary).

(c) The rate shown is the effective yield on the date of purchase.

(d) All or a portion of this security has been pledged as collateral for futures contracts. $549,990 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.

(e) Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at January 31, 2017.

1

Futures contracts outstanding at January 31, 2017 were as follows:

Number of Contracts(a)	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)

	LONG FUTURES OUTSTANDING
6	Aluminum HG LME	$272,175	March 13, 2017	$751
14	Brent Crude Oil(b)	782,740	March 31, 2017	(3,419)
5	Brent Crude Oil(b)	282,550	October 31, 2017	682
1	Coffee C	56,081	March 21, 2017	2,340
9	Coffee Robusta	201,240	May 31, 2017	7,134
8	Copper	545,500	March 29, 2017	26,557
3	Copper	206,475	September 27, 2017	11,942
40	Corn	719,500	March 14, 2017	5,363
2	Feeder Cattle(b)	122,775	March 30, 2017	(1,904)
1	Feeder Cattle(b)	60,663	May 25, 2017	(1,738)
6	Gasoline RBOB	390,625	February 28, 2017	(6,943)
2	Gasoline RBOB	148,638	March 31, 2017	(7,620)
6	Gold	726,840	April 26, 2017	6,750
14	KC Wheat	300,650	March 14, 2017	(1,310)
8	Lean Hogs(b)	221,600	April 17, 2017	(1,593)
14	Light Sweet Crude Oil	739,340	February 21, 2017	(12,869)
4	Live Cattle	182,680	April 28, 2017	(4,276)
29	Natural Gas	903,930	February 24, 2017	(94,440)
1	Natural Gas	32,080	April 26, 2017	(183)
6	Nickel LME	357,408	March 13, 2017	(51,533)
6	NY Harbor ULSD	410,962	February 28, 2017	(8,875)
5	Silver	438,575	March 29, 2017	1,189
6	Soybean	307,350	March 14, 2017	(2,909)
2	Soybean	103,425	May 12, 2017	(371)
14	Soybean Meal	468,440	March 14, 2017	12,398
3	Soybean Oil	60,930	March 14, 2017	(4,078)
30	Sugar 11	687,120	February 28, 2017	(8,781)
21	Wheat	441,787	March 14, 2017	(4,068)
9	Zinc LME	642,600	March 13, 2017	19,992
3	Zinc LME	214,688	May 15, 2017	18,386

	SHORT FUTURES OUTSTANDING
2	Aluminum HG LME	(90,725)	March 13, 2017	(219)
3	Brent Crude Oil(b)	(168,630)	April 28, 2017	2,238
3	Copper	(205,388)	May 26, 2017	(11,774)
6	Corn	(116,175)	December 14, 2017	(218)

2

1	Cotton No. 2	$(37,470)	March 9, 2017	$(162)
4	Cotton No. 2	(152,320)	July 7, 2017	(6,458)
3	Light Sweet Crude Oil	(160,260)	March 21, 2017	5,876
5	Nickel LME	(297,840)	March 13, 2017	1,905
3	Soybean	(150,150)	November 14, 2017	541
1	Soybean Oil	(20,484)	May 12, 2017	703
3	Sugar 11	(68,746)	April 28, 2017	(3,585)
3	Zinc LME	(214,200)	March 13, 2017	(14,328)
1	Zinc LME	(71,562)	May 15, 2017	(3,284)
				$(132,191)

(a) Represents positions held in the Subsidiary.

(b) Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG	High Grade
LME	London Metal Exchange
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
ULSD	Ultra Low Sulfur Diesel

3

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the valuation of any investment pursuant to the valuation policy and procedures set forth above does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•      Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of January 31, 2017.

The following is a summary of the inputs used as of January 31, 2017 in valuing the Fund’s investments carried at value:

		Quoted Prices in Active Markets for Identical Investments	Other Significant Observable Inputs	Significant Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Short-Term Investments	$6,705,191	$—	$6,705,191	$—
Total Investments(a)	$6,705,191	$—	$6,705,191	$—

Futures Contracts	$124,747	$124,747	$—	$—
Total Appreciation in Other Financial Instruments(a)	$124,747	$124,747	$—	$—

Futures Contracts	$(256,938)	$(256,938)	$—	$—
Total Depreciation in Other Financial Instruments(a)	$(256,938)	$(256,938)	$—	$—

(a) Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

Note 2.   Derivative Instruments

The following is a summary of the Fund’s derivative instruments as of January 31, 2017:

Futures contracts	$(132,191)

The following summarizes the volume of the Fund’s futures contracts activity during the nine months ended January 31, 2017:

Futures Contracts
Average Notional Balance - Long	$9,058,633
Average Notional Balance - Short	(1,946,289)
Ending Notional Balance - Long	11,029,367
Ending Notional Balance - Short	(1,753,950)

Futures Contracts: The Fund uses futures contracts as its primary investment strategy in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commissions merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

Options:  The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities.  Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At January 31, 2017, the Fund did not have any option contracts outstanding.

Note 3.   Income Tax Information

As of January 31, 2017, the federal tax cost and unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$6,705,408
Gross unrealized appreciation	$—
Gross unrealized depreciation	(217)
Net unrealized appreciation (depreciation)	$(217)

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

By:	/s/Adam M. Derechin
Name: Adam M. Derechin
Title: President

Date: March 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adam M. Derechin	By:	/s/James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal		Title: Principal Financial Officer
Executive Officer

Date: March 29, 2017